3: UNITED STATES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): February 28, 2003

DELTA MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30563 14-1818394

(Commission File Number) (IRS Employer Identification No.)

111 North Branch Street, Sellersville, Pennsylvania 18960

(Address of principal executive offices) (Zip Code)

1730 Rhode Island Avenue, Suite 812, Washington, DC 20036

(Former Address)

(215) 258-2800

(Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

(1) On February 28, 2003, the Registrant filed the original Form 8-K to which this Amendment No. 1 relates in part, attaching as an exhibit the Press Release annexed hereto as Exhibit 99.1 as well as a copy of the Letter of Intent between Registrant and CEVA International, Inc., stating that the Registrant "issued the press release attached". In fact, that Press Release, although filed with the original Form 8-K Current Report, was not released at that date. Registrant is issuing a new Press Release, attached hereto as Exhibit 99.2, containing a revised version of the earlier Press Release.

(2) On March 10, 2003, Kenneth A. Martin, the then sole director of Registrant, appointed Gary T. Robinson and Peter F. Russo as members of the Registrant's Board of Directors. In addition, Mr. Robinson was appointed to Chairman of the Board of Directors and Mr. Russo was appointed President and Secretary of Registrant.

(3) On March 10, 2003, the Company moved its principal offices from 1730

Rhode Island Avenue, Suite 812, Washington, DC 20036 to 111 North Branch Street

Sellersville, Pennsylvania 18960.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELTA MUTUAL, INC.

Dated: March 13, 2003 By: ______________________

Peter F. Russo, President

EXHIBIT INDEX

Exhibit 99.1

Washington, D.C., February 28, 2003.

Delta Mutual, Inc. (the "Company") is currently undergoing a change in control and reorganization of its business. Previously, the Company was controlled by Kenneth A. Martin, a Washington attorney, and its primary business objective was to identify an operating business to acquire or into which it could merge. During November, 2002, Mr. Martin sold the Company's controlling equity position to Gary T. Robinson. Mr. Martin expects to appoint Mr. Robinson and Mr. Peter F. Russo to the Company's Board of Directors next week and to resign as a Company officer and director.

Under its new management, the Company intends to develop business operations in the environmental technologies and services industry both in the United States and abroad. In pursuit of these objectives, the Company has signed a non-binding Letter of Intent to merge with or acquire the assets of CEVA International, Inc. ("CEVA"), subject to, among other conditions, the completion of satisfactory due diligence investigations by each party and the negotiation of final terms in a definitive agreement. CEVA has been engaged in the environmental technology and services business in Central and Eastern Europe for the last decade. With its European headquarters in Budapest, Hungary, CEVA has operations in Hungary, Romania and the Czech Republic.

FORWARD-LOOKING STATEMENT

This Press Release contains forward-looking statements that involve risks and uncertainties, which may include statements about our:

    business strategy and development plans
    plans for entering into new businesses and acquisitions
    anticipated sources of funds, including the proceeds from future operations plans, objectives, expectations and intentions contained in this Press Release that are not historical facts.

When used in this Press Release, the words "expects," "anticipates," "intends," "plans," "believes, "seeks," estimates" and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those discussed in this Press Release. We assume no obligation to update any forward-looking statements

Exhibit 99.2

Sellersville, Pennsylvania, March 13, 2003.

Delta Mutual, Inc. Begins New Strategic Expansion Into Environmental Technology Services.

In a filing dated today, March 13, 2003 Delta Mutual, Inc. has announced a change in control and reorganization of the business.

Under its new management, the Company intends to develop business operations in the environmental technologies and services industry both in the United States and abroad. In pursuit of these objectives, the Company has signed a non-binding Letter of Intent to merge with or acquire the assets of CEVA International, Inc. ("CEVA"), subject to, among other conditions, the completion of satisfactory due diligence investigations by each party and the negotiation of final terms in a definitive agreement. CEVA has been engaged in the environmental technology and services business in Central and Eastern Europe for the last decade. With its European headquarters in Budapest, Hungary, CEVA has operations in Hungary, Romania and the Czech Republic.